Exhibit 10.34
                              DATED 26th June 1996



                      AES CHINA HOLDING COMPANY (L) LIMITED

                                       and

             ANHUI LIYUAN ELECTRIC POWER DEVELOPMENT COMPANY LIMITED

                                       and

                    CHINA POWER INTERNATIONAL HOLDING LIMITED

                                       and

                         WUHU ENERGY DEVELOPMENT COMPANY
                  together as Sponsors and Subordinated Lenders

                                       and

             WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED
                                   as Borrower

                                       and

                              CCIC FINANCE LIMITED
                     on its own behalf and as facility agent
                       for the Lenders referred to herein


                      ------------------------------------


                       UNDERTAKING AND SUBORDINATION DEED


                      -------------------------------------





                                Baker & McKenzie
                           14th Floor  Hutchison House
                                    Hong Kong

                                    CONTENTS


Number                                 Clause Heading                      Page
------                                 --------------                      ----

 1.   Interpretation.........................................................2
 2.   Project Undertakings...................................................3
 3.   Subordination of Indebtedness..........................................5
 4.   Acknowledgement by Borrower............................................9
 5.   Continuing Security....................................................9
 6.   Representations and Warranties.........................................9
 7.   Undertakings..........................................................11
 8.   Borrower's Representations, Warranties and Undertaking................13
 9.   Claims by Subordinated Lenders........................................14
10.   Taxes and Other Deductions............................................14
11.   Costs, Charges and Expenses...........................................14
12.   Indemnity.............................................................15
13.   Further Assurance.....................................................16
14.   Evidence of Debt......................................................16
15.   Suspense Account......................................................16
16.   Waiver and Severability...............................................17
17.   Miscellaneous.........................................................17
18.   Assignment............................................................19
19.   Notices...............................................................19
20.   Governing Law and Jurisdiction........................................21


Execution    ...............................................................23

THIS DEED is made on the   26th    day of  June   1996
                         --------        ---------


BETWEEN:

 (1) AES CHINA HOLDING COMPANY (L) LIMITED of Lot A, Level 3, Wisma Oceanic, Jalan Okk Awang Besar, 87007, Federal Territory of Labuan, Malaysia ("AES");

 (2) ANHUI LIYUAN ELECTRIC POWER DEVELOPMENT COMPANY LIMITED of No. 415 Wuhu Road, Hefei, Anhui Province, People's Republic of China ("Anhui Liyuan");

 (3) CHINA POWER INTERNATIONAL HOLDING LIMITED of Suite 5306, 53/F, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong ("CPIL");

 (4) WUHU ENERGY DEVELOPMENT COMPANY of Commercial Office Building, Huangshan West Road, Wuhu, Anhui Province, People's Republic of China ("Wuhu");

           (AES, Anhui Liyuan, CPIL and Wuhu shall in their respective capacities as Joint Venture Parties and sponsors of the Project and as provider of subordinated loans as envisaged in Clause 2.02 of this Deed, be collectively referred to as the "Sponsors" and, in their respective capacities as lenders under Subordinated Loan Agreements only, be collectively referred to as the "Subordinated Lenders");

(5) WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED, an equity joint venture company formed under the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment and whose registered office is at Commercial Office Building, West Huangshan Road, Wuhu, Anhui Province, People's Republic of China, as borrower (the "Borrower"); and

(6) CCIC FINANCE LIMITED of 38th Floor, Bank of China Tower, 1 Garden Road, Central, Hong Kong on its own behalf and as facility agent for the Lenders referred to below (in such capacity, the "Facility Agent").


WHEREAS:

 (A) By a loan agreement (the "Loan Agreement") dated 22nd April 1996 made between (1) the Borrower, (2) CCIC Finance Limited, as arranger (the "Arranger"), (3) Bank of China, Hong Kong Branch, Cho Hung Bank, DKB Asia Limited, Dresdner Bank AG Hong Kong Branch, The First National Bank of Chicago, The Industrial Bank of Japan, Limited, Korea First Bank and Westdeutsche Landesbank Girozentrale, Hong Kong Branch, as co-arrangers (the "Co-Arrangers"), (4) the banks and other financial institutions named therein as lenders (the "Lenders"), (5) Bank of China, Anhui Branch, as security agent (the "Security Agent") and (6) the Facility Agent, the Lenders have agreed to make available to the Borrower a term loan facility of up to sixty-five million Dollars (US$65,000,000), upon the terms set out therein.

(B) It is a condition precedent to the Lenders making the Facility available to the Borrower that the Sponsors, the Subordinated Lenders and the Borrower enter into this Deed.


NOW THIS DEED WITNESSES as follows:

1.         INTERPRETATION

1.01 Definitions and Construction. In this Deed, unless the context requires otherwise:

           (a) terms and expressions defined in or construed for the purposes of the Loan Agreement shall have the same meanings or be construed in the same manner when used in this Deed;

           (b) "Committed Subordinated Loan Agreements" shall mean the AES Loan Agreement, the Anhui Liyuan Loan Agreement and the Wuhu Loan Agreement;

           (c) the expression "Facility Agent" shall mean the Facility Agent acting on its own behalf and as facility agent for the Lenders and the expression "Lenders" shall include the Arranger, the Lead Managers, and the Security Agent in their respective capacities as such;

           (d)      "Relevant Percentage" means:

                    (i) in relation to AES, twenty-five per cent (25%);
                    (ii) in relation to Anhui Liyuan, twenty per cent (20%);
                    (iii) in relation to CPIL, forty-five per cent (45%); and
                    (iv) in relation to Wuhu, ten per cent (10%);

           (e) "Secured Indebtedness" means all and any sums (whether principal, interest, fees or otherwise) which are or at any time may become payable by the Borrower under the Loan Agreement or any Security Document to which it is a party and all other monies hereby secured;

           (f) "Subordinated Indebtedness" means all and any sums, in whatever currency, which are now or may hereafter become due, owing or incurred by the Borrower to the Subordinated Lenders, whether in respect of principal, interest or otherwise, on account of any advance, loan or payment made to or for the account of the Borrower;

           (g) "Subordinated Loan Agreement" means any loan agreement, facility letter or other document now or hereafter entered into between the Subordinated Lenders and the Borrower creating or evidencing the Subordinated Indebtedness (or any part thereof) including, without limitation, the Committed Subordinated Loan Agreements.

1.02 The Subordinated Lenders and the Sponsors. References to the Subordinated Lenders and the Sponsors shall mean and include each and every person liable hereunder as Subordinated Lender or Sponsor, as the case may be (except the Borrower) or, where the context permits, any one or more of them and all representations, warranties, undertakings, agreements and obligations of the Subordinated Lenders and the Sponsors herein expressed or implied shall, unless the context requires otherwise, be deemed to be made, given or assumed by each of the Subordinated Lenders and the Sponsors severally.

1.03 Loan Agreement. To the extent applicable and required by relevant law, the terms and conditions of the Loan Agreement shall be deemed to be incorporated into this Deed by reference and this Deed shall be read and construed as if such terms and conditions had been set out in full herein.

1.04 Successors and Assigns. The expressions "Subordinated Lenders", "Borrower", "Facility Agent", "Sponsors" and "Lenders" shall where the context permits include their respective personal representatives, successors and permitted assigns and any persons deriving title under them.

1.05 Miscellaneous. In this Deed, unless the context requires otherwise, references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender; references to this Deed, the Loan Agreement, any other Security Document, any Project Contract or any other document referred to herein shall be construed as references to such document as the same may be amended or supplemented (provided that any required consent or approval for such amendment or supplement has been obtained) from time to time; unless otherwise stated, references to Clauses are to clauses of this Deed. Clause headings are inserted for reference only and shall be ignored in construing this Deed.


2.         PROJECT UNDERTAKINGS

2.01 Undertaking. In consideration of the Lenders agreeing to make the Facility available to the Borrower upon the terms and conditions of the Loan Agreement and as a continuing security for the due and punctual payment of the Secured Indebtedness and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in the Loan Agreement or any Security Document to which it is a party, each of the Sponsors hereby unconditionally and irrevocably undertakes with the Facility Agent that:

           (a) it will use its best efforts to procure that the Borrower shall proceed with, and complete, the Installation in accordance with the EPC Contract and the Installation Plan and any other requirements of the Loan Agreement and that the Project Completion Date shall occur on or before the Scheduled Completion Date, provided that its obligation to advance, or otherwise make available funds to the Borrower in respect of such obligation shall be limited as set forth in paragraphs (b) and (c) below;

           (b) from time to time upon the Borrower or the Facility Agent having determined in accordance with the Loan Agreement that a Cost Overrun has occurred or is likely to occur it will pay to or procure that there be paid to the Borrower by way of further equity contribution to the Borrower, an amount equal to its Relevant Percentage of each payment required to be made by the Borrower on account of Installation Costs which the Borrower is not able or entitled to fund from its own resources or by means of any advance under any Subordinated Loan Agreement or an Advance under the Facility, such payments by the Sponsors to be made in such amounts and at such times as shall be necessary to ensure that (assuming each of the Sponsors makes its respective payment hereunder) the Borrower is able to satisfy those Installation Costs immediately upon their becoming due;

           (c) it will pay to or procure that there be paid to the Borrower, from time to time, an amount equal to its Relevant Percentage of each sum required by the Borrower to meet any Working Capital Deficit and, for this purpose "Working Capital Deficit" means, for any relevant period, any amount by which the payment obligations of the Borrower (other than under the Loan Agreement or any Subordinated Loan Agreement) during that period exceed the funds available to the Borrower to satisfy such outgoings during that period provided that no Working Capital Deficit shall arise prior to the first Actual Completion Date (as defined in the Operation and Offtake Contract) to occur of either Unit of the Power Plant;

           (d) procure that the Project is not abandoned or cancelled, in whole or in part.

2.02 Payments. Each of the Sponsors hereby unconditionally and irrevocably undertakes with the Facility Agent that it shall make payments or advances to the Borrower pursuant to Clause 2.01(b) and Clause 2.01(c) above as and when required in writing by the Borrower or the Facility Agent (accompanied, if the requirement relates to a payment under Clause 2.01(b) in respect of Cost Overrun, by a certification from the Technical Consultant that a Cost Overrun has occurred or is reasonably likely to occur) from time to time so as to enable the Borrower to meet its relevant liabilities when due. The Sponsors shall make all payments pursuant to Clause 2.01(b) by way of cash contribution to the capital of the Borrower (making a corresponding increase in the registered capital of the Borrower) and shall make all payments pursuant to Clause 2.01(c) by way of advance of subordinated debt on terms and in currencies (being Dollars or RMB) to be agreed between the Sponsors and the Borrower from time to time (but subject always to the provisions of this Deed).

2.03 Lenders. If any Sponsor (the "Defaulting Sponsor") fails to perform its obligations under the foregoing provisions of this Clause 2, the Lenders and/or the Facility Agent may (but shall not be obliged to) proceed to perform all or any of such obligations on behalf of the Defaulting Sponsor by procuring completion of the Installation and the occurrence of the Project Completion Date or by making payment of amounts payable under the foregoing provisions of this Clause 2, as appropriate, and the Defaulting Sponsor shall, from time to time, forthwith upon receiving the Facility Agent's first written demand, pay to the Facility Agent the amount so paid together with interest thereon at the rate referred to in clause 16 of the Loan Agreement, calculated from the date of such payment by the Lenders and/or the Facility Agent until full reimbursement, both before and after judgement.

3.         SUBORDINATION OF INDEBTEDNESS

3.01 Subordination. In consideration of the Lenders agreeing to make the Facility available to the Borrower upon the terms and conditions of the Loan Agreement and as a continuing security for the due and punctual payment of the Secured Indebtedness and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in the Loan Agreement or any Security Document to which it is a party, each of the Subordinated Lenders agrees that throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing:

           (a) subject to Clauses 3.02, 3.05 and 3.07, the Subordinated Indebtedness owing to it:

                    (i) is, and shall remain, subordinated and the payment thereof deferred to all and any rights, claims and actions which the Facility Agent or any Lender may now or hereafter have against the Borrower in respect of the Secured Indebtedness;

                    (ii) shall not be repaid or repayable, in whole or in part, except with the prior written consent of the Majority Lenders;

                    (iii) may accrue interest, but such interest shall not be payable;

                    (iv) is and shall remain unsecured by any Charge over the whole or any part of the assets of the Borrower;

                    (v) is not, and shall not become capable of being, subject to any right of set-off or counterclaim;

           (b) subject to Clauses 3.02, 3.05 and 3.07, it shall not claim, request, demand, sue for, take or receive (whether by set-off or in any other manner and whether from the Borrower or any other person) any money or other property in respect of the Subordinated Indebtedness or any part thereof;

           (c) if any monies (including the proceeds of any set-off or counterclaim) or other property are received directly or indirectly in respect of the Subordinated Indebtedness by or on behalf of it in breach of any of the provisions of this Deed, it will hold the same upon trust to be applied first in or towards payment of the Secured Indebtedness and second, as to any balance remaining after irrevocable and unconditional payment and discharge in full of the Secured Indebtedness, in or towards payment of the Subordinated Indebtedness, upon such terms as the Subordinated Lenders shall have agreed among themselves;

           (d) subject to Clause 3.07, if any Charge is created as security for the Subordinated Indebtedness then, immediately on the creation thereof, the benefit of such Charge shall be assigned or transferred in favour of the Facility Agent as security for the Secured Indebtedness and any instrument or agreement evidencing such Charge shall be deposited with the Facility Agent;

           (e) it shall require the Borrower to, and shall ensure that the Borrower shall pay to the Facility Agent or as the Facility Agent may direct any amounts which, if paid to such Subordinated Lender, would be subject to the trust mentioned in paragraph (c) above.

3.02 Proceedings for Winding-Up of Borrower. In any proceedings for the compulsory or voluntary winding-up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto):

           (a) the Facility Agent and the Lenders shall be entitled to receive payment in full of the Secured Indebtedness before the Subordinated Lenders shall be entitled to receive any payment on account of the Subordinated Indebtedness or any part thereof;

           (b) the Subordinated Lenders agree that they will prove for the full amount of their claims in respect of the Subordinated Indebtedness and that in accordance with the trust mentioned in Clause 3.01(c), any amounts payable to the Subordinated Lenders in respect of the Subordinated Indebtedness shall be applied in payment or satisfaction of the Secured Indebtedness until the whole of the Secured Indebtedness shall have been certified by the Facility Agent as having been discharged and the remaining balance (if any) may be applied towards payment of the amounts owing to the Subordinated Lenders in respect of the Subordinated Indebtedness, upon such terms as the Subordinated Lenders shall have agreed among themselves.

3.03       Subordinated Loan Agreements.  The Subordinated Lenders agree that:

           (a) each and every Subordinated Loan Agreement now or hereafter entered into shall be subject in every respect to the terms of this Deed;

           (b) insofar as the terms of any Subordinated Loan Agreement or any transaction in connection therewith are or may be inconsistent with the terms of this Deed, the terms contained herein shall prevail;

           (c) in respect of any Subordinated Loan Agreement proposed to be entered into after the date hereof, the prior written approval of the terms thereof shall first be obtained from the Facility Agent;

           (d) no amendment shall be made to any Subordinated Loan Agreement except in writing and with the Facility Agent's prior written approval of the terms thereof, such approval not to be unreasonably withheld;

           (e) immediately after the execution of any Subordinated Loan Agreement, or any agreement for the amendment of any Subordinated Loan Agreement, copies thereof shall be delivered to the Facility Agent as evidence thereof;

           (f) no repayment or prepayment of principal may be made by the Borrower (or payment in respect thereof accepted by the Subordinated Lenders) under any Committed Subordinated Loan Agreement unless if and to the extent that, subject to Clause 3.01(a)(ii) and the other provisions of this Deed, contemporaneously with or immediately prior to such repayment or prepayment to any Subordinated Lender, a repayment or prepayment of the Loan in at least a rateable amount is made by the Borrower under the Loan Agreement. For these purposes, "rateable amount" means an amount equal to X% of the Loan, where "X" is the proportion, expressed as a percentage, that the amount of the proposed repayment or prepayment under the relevant Committed Subordinated Loan Agreement bears to the total principal amount outstanding under that Committed Subordinated Loan Agreement.

3.04 Application. All monies and other property received by the Facility Agent in respect of the Subordinated Indebtedness may be applied by the Facility Agent in or towards satisfaction of the Secured Indebtedness in such manner as the Facility Agent (acting on the instructions of the Majority Lenders) may decide.

3.05 Permitted Payments. The Borrower shall be entitled to make payments of principal and interest under and in accordance with the terms of the AES Loan Agreement, the Anhui Liyuan Loan Agreement, the Wuhu Loan Agreement and the arrangements relating to the other Subordinated Indebtedness made pursuant to Clause 2.01(c) as envisaged in clause 14 of the Loan Agreement provided that at the relevant time no Event of Default or prospective Event of Default has occurred and is continuing.

3.06 Directions and Authorisations. Each Subordinated Lender hereby irrevocably:

           (a) directs the Borrower to pay to the Facility Agent (or as the Facility Agent may direct) any amounts which, if paid to such Subordinated Lender would be subject to the trust mentioned in Clause 3.01(c);

           (b) authorises the Facility Agent, in the event of a compulsory or voluntary winding up, liquidation or dissolution of the Borrower (or any proceedings analogous thereto) to ask, demand, sue or prove for, and take and receive, in the name of such Subordinated Lender or otherwise, all amounts payable to such Subordinated Lender on account of any Subordinated Indebtedness owing by the Borrower, and the Subordinated Lender further covenants that in such event at the request of the Facility Agent, it will take all such action and execute all such documents as the Facility Agent may reasonable require in order to enable the Facility Agent to recover such Subordinated Indebtedness or any part thereof.

3.07 AES Security and CPIL Security. Notwithstanding any other provision of this Deed:

           (a) the AES Lender(s) shall be entitled to take the benefit of Charges and other security from the Borrower as security for the performance of the Borrower's obligations under the AES Loan Agreement provided that the rights of the AES Lender(s) in respect of such Charges or other security shall be subordinated to, and in all respects shall rank in priority after, the rights of the Agents, the Arranger, the Co-Arrangers and the Lenders on the terms of this Deed and the Priority Deed and provided further that each such Charge or other security (and each document creating or evidencing the same) shall be dated at least one day after, and (in respect of each such document to be filed or registered) shall be filed or registered on and with effect from a day which is at least one day after, the date of the Charges, other security and Security Documents in favour of the Agent(s), the Arranger, the Co-Arrangers and the Lenders (or any of them);

           (b) AES (and any other AES Lender(s)) shall be entitled to initiate enforcement proceedings under the AES Loan Agreement or otherwise take action to foreclose any Charges or other security granted as security therefor in accordance with its respective terms with the consent of the Majority Lenders (such consent being required only so long as any amount remains to be lent under the Loan Agreement or the Secured Indebtedness or any part thereof remains owing) and in accordance with the terms of this Deed and the Priority Deed provided that, in any event, any proceeds of such enforcement shall be held and dealt with subject to the terms and conditions of this Deed and the Priority Deed provided further that, notwithstanding any of the foregoing, AES may accelerate the due date of all obligations of the Borrower under the AES Loan Agreement where the Lenders have accelerated the repayment of the Loan pursuant to Clause 15.02(a) of the Loan Agreement);

           (c) CPIL shall be entitled to take the benefit of Charges and other security from the Borrower as security in connection with the provision of the Guarantee (subject to the provisions of the Guarantee) provided that the rights of CPIL in respect of such Charges or other security shall be subordinated to, and in all respects shall rank in priority after, the rights of the Agents, the Arranger, the Co-Arrangers and the Lenders on the terms of this Deed and the Priority Deed;

           (d) CPIL shall be entitled to initiate enforcement proceedings under the CPIL Security Documents or otherwise take action to foreclose any Charges or other security granted thereby in accordance with its respective terms with the consent of the Majority Lenders (such consent being required only so long as any amount remains to be lent under the Loan Agreement or the Secured Indebtedness or any part thereof remains owing) and in accordance with the terms of this Deed and the Priority Deed provided that, in any event, any proceeds of such enforcement shall be held and dealt with subject to the terms and conditions of this Deed and the Priority Deed and provided further that each such Charge or other security (and each document creating or evidencing the same) shall be dated at least one day after, and (in respect of each such document to be filed or registered) shall be filed or registered on and with effect from a day which is at least one day after, the date of the Charges, other security and Security Documents in favour of the Agent(s), the Arranger, the Co-Arrangers and the Lenders (or any of them).

4.         ACKNOWLEDGEMENT BY BORROWER

           The Borrower acknowledges the subordination of the Subordinated Indebtedness and warrants and undertakes throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that:

           (a) it will make all payments due in respect of the Subordinated Indebtedness in accordance with the provisions of this Deed and it will comply with all the other provisions of this Deed and it will not do, take part in or take the benefit of anything which would or may breach the provisions of this Deed;

           (b) it will promptly notify the Facility Agent whenever it incurs any Subordinated Indebtedness;

           (c) it has no notice of any prior disposal of or Charge over the Subordinated Indebtedness or any part thereof to any other person other than any disposal pursuant to Clause 7.03.


5.         CONTINUING SECURITY

           This Deed shall be a continuing security and shall remain in full force and effect until the Secured Indebtedness has been paid in full, notwithstanding the insolvency, bankruptcy or liquidation or any incapacity or change in the constitution or status of any of the Sponsors, the Subordinated Lenders, the Borrower or any other person or any intermediate settlement of account or other matter whatsoever. This Deed is in addition to, and independent of, any Charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Facility Agent or any Lender.


6.         REPRESENTATIONS AND WARRANTIES

6.01 Representations and Warranties. Each of the Sponsors and the Subordinated Lenders represents and warrants severally and for itself to the Facility Agent that:

           (a) it has full power, authority and legal right to enter into and engage in the transactions contemplated by this Deed and has taken or obtained all necessary corporate and other action to authorise the execution and performance of this Deed;

           (b) this Deed constitutes its legal, valid and binding obligations enforceable in accordance with its terms;

           (c) neither the execution of this Deed nor the performance by it of any of its obligations or the exercise of any of its rights hereunder will conflict with or result in a breach of any law, regulation, judgment, order, authorisation, agreement or obligation applicable to it or cause any limitation placed on it to be exceeded or, except as indicated in Clause 3.07, result in the creation of or oblige it to create a Charge in respect of the Subordinated Indebtedness;

           (d) all authorisations required from any governmental or other authority or from any of its shareholders or creditors for or in connection with the execution, validity and performance of this Deed have been obtained and are in full force and effect;

           (e) it is not necessary in order to ensure the validity, enforceability or admissibility in evidence in proceedings of this Deed in its country of incorporation or any other relevant jurisdiction that it or any other document be filed or registered with any authority in its country of incorporation or elsewhere or that any tax be paid in respect thereof except as set out in appendix 2 of the Loan Agreement;

           (f) the Sponsors and the Subordinated Lenders are generally subject to civil and commercial law and to legal proceedings and neither the Sponsors and the Subordinated Lenders nor any of their assets or revenues are entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

           (g) no material litigation, arbitration or administrative proceeding is currently taking place or pending or, to the best of its knowledge, information and belief, threatened against it or its assets or revenues.

6.02 Additional Representations and Warranties. Each of the Subordinated Lenders additionally represents and warrants severally and for itself to the Facility Agent that:

           (a) the Subordinated Loan Agreements in existence at the date hereof are valid and in full force and effect and the provisions thereof have been fully complied with and the Borrower is not in default in respect of any provision thereof;

           (b) except as provided in Clause 7.03, each Subordinated Lender is the sole beneficial owner of the Subordinated Indebtedness owing to it and no Charge exists over all or any part of the Subordinated Indebtedness (except as created under or pursuant to this Deed).

6.03 Continuing Representation and Warranty. Each of the Sponsors and the Subordinated Lenders also represents and warrants to and undertakes with the Facility Agent severally and for itself that the foregoing representations and warranties set out in Clause 6.01 (in the case of the Sponsors and the Subordinated Lenders) and Clause 6.02 (in the case of the Subordinated Lenders only) with respect to it will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting from time to time, provided that the representation and warranty in Clause 6.01(b) shall (where applicable) be subject (as to matters of law only) to appendix 3 of the Loan Agreement.


7.         UNDERTAKINGS

7.01 Affirmative undertakings. Each of the Sponsors severally and for itself undertakes and agrees with the Facility Agent throughout the continuance of this Deed and so long as any sum remains owing hereunder that it will, unless the Majority Lenders otherwise agree in writing:

           (a)      supply to the Facility Agent in sufficient number for each
                    Lender:

                    (i) as soon as they are available, but in any event within one hundred and eighty (180) days after the end of each of its financial years, copies of its financial statements in respect of such financial year (including a profit and loss account and balance sheet) audited and certified without qualification by (a) in the case of AES and CPIL, a firm of independent accountants acceptable to the Facility Agent and (b) in the case of Anhui Liyuan and Wuhu, an independent public accountant acceptable to the Facility Agent;

                    (ii) as soon as they are available, but in any event within one hundred and twenty (120) days after the end of each half of each of its financial years, copies of its unaudited financial statements (including a profit and loss account and balance sheet) prepared on a basis consistent with its audited financial statements together with a certificate signed by its principal financial officer to the effect that such financial statements are true in all material respects and present fairly its financial position as at the end of, and the results of its operations for, such half-year period;

                    (iii) promptly on request, such additional financial or other information relating to it as the Facility Agent may from time to time reasonably request;

           (b) keep proper records and books of account in respect of its business and permit the Facility Agent and/or any professional consultants appointed by the Facility Agent at all reasonable times to inspect and examine its records and books of account;

           (c) promptly inform the Facility Agent of the occurrence of any Event of Default or prospective Event of Default;

           (d) maintain its corporate existence and conduct its business in a proper and efficient manner and in compliance with all laws, regulations, authorisations, agreements and obligations applicable to it and pay all taxes imposed on it when due;

           (e) procure that there is no change of the parties to the Joint Venture Contract or to the ownership or control (direct or indirect) of the Borrower and each Sponsor save in accordance with clause 13.01(f) of the Loan Agreement;

           (f) no amendment or supplement shall be made to the Joint Venture Contract or the articles of incorporation of the Borrower;

           (g) ensure that its obligations under this Deed at all times rank at least pari passu with all its unsecured obligations save for obligations that are mandatorily preferred by law;

           (h) punctually pay all sums due from it and otherwise comply with its obligations under this Deed and the other Security Documents to which it is a party;

           (i) do or permit to be done every act or thing which the Facility Agent may from time to time require for the purpose of enforcing the rights of the Facility Agent hereunder;

           (j) except as expressly permitted by the terms of this Deed not do or knowingly cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Facility Agent's security hereunder.

7.02 Subordination Undertakings. Each Subordinated Lender undertakes and agrees with the Facility Agent throughout the continuance of this Deed and so long as the Secured Indebtedness or any part thereof remains owing that it will, unless the Majority Lenders otherwise agree in writing:

           (a) not create or attempt or agree to create or permit to arise or exist any Charge over all or any part of the Subordinated Indebtedness or any interest therein or, subject to Clause 7.03, otherwise assign, deal with or dispose of all or any part of the Subordinated Indebtedness (except under or pursuant to this Deed);

           (b) subject to the provisions of this Deed, at all times remain the beneficial owners of the Subordinated Indebtedness;

           (c) not vary the liability of the Borrower in relation to the Subordinated Indebtedness;

           (d) upon the request of the Facility Agent, supply to the Facility Agent such information regarding the amount and terms of the Subordinated Indebtedness as the Facility Agent may require;

           (e) subject to the provisions of this Deed, duly observe and perform all its obligations under the Subordinated Loan Agreements;

           (f) do or permit to be done every act or thing which the Facility Agent may from time to time require for the purpose of enforcing the rights of the Facility Agent hereunder;

           (g) not do or knowingly cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Facility Agent's security hereunder;

           (h) ensure that each date for repayment of principal and payment of interest under the Committed Subordinated Loan Agreement to which it is a party shall be an Interest Payment Date;

           (i) promptly inform the Facility Agent of any breach of this Deed known to it;

           (j) maintain its corporate existence and conduct its business in a proper and efficient manner and in compliance with all laws, regulations, authorisations, agreements and obligations applicable to it and pay all taxes imposed on it when due;

           (k) ensure that its obligations under this Deed at all times rank at least pari passu with all its unsecured obligations save for obligations that are mandatorily preferred by law;

           (l) punctually pay all sums due from it and otherwise comply with its obligations under this Deed and the other Security Documents (if any) to which it is a party.

7.03 AES Loan Agreement. So long as the AES Loan Agreement remains a Subordinated Loan Agreement, AES may (i) sub-participate all or any part of its interest under the AES Loan Agreement and (ii) assign all or any of its rights under the AES Loan Agreement (with the Facility Agent's prior written consent, such consent not to be unreasonably withheld) provided that each such assignee shall accede to this Deed as a Subordinated Lender and, for avoidance of doubt, not as a Sponsor, by executing and delivering to the Facility Agent an accession deed in form and substance acceptable to the Facility Agent. AES shall not transfer or dispose of all or any part of its obligations to advance or make available funds to the Borrower under the AES Loan Agreement or purport to do so.


8.         BORROWER'S REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

8.01 Representations and Warranties. The Borrower represents and warrants to the Facility Agent in the terms of Clause 6.02(a) and also represents, warrants and undertakes to the Facility Agent that such representation and warranty will be true and accurate from time to time throughout the continuance of this Deed with reference to the facts and circumstances subsisting from time to time.

8.02 Undertakings. The Borrower undertakes and agrees with the Facility Agent in the terms of Clause 7.02(d) to (g) inclusive.

9.         CLAIMS BY SUBORDINATED LENDERS

           Each Subordinated Lender severally represents to and undertakes with the Facility Agent that it has not taken and will not take any security in respect of its liability under this Deed whether from the Borrower or any other person. So long as any sum remains owing by the Borrower to the Facility Agent or the Lenders, no Subordinated Lender shall exercise any right of subrogation, contribution or any other rights of a surety or enforce any security or other right or claim against the Borrower (whether in respect of its liability under this Deed or otherwise) or any other person who has guaranteed or given any security in respect of the Secured Indebtedness or, subject to the provisions of this Deed, claim in the insolvency or liquidation of the Borrower or any such other person in competition with the Facility Agent or the Lenders. If any Subordinated Lender receives any payment or benefit in breach of this Clause, it shall hold the same upon trust for the Facility Agent as a continuing security for the Secured Indebtedness.


10.        TAXES AND OTHER DEDUCTIONS

           All sums payable by the Sponsors and the Subordinated Lenders under this Deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax (other than an Excluded Tax) or other deductions or withholdings of any nature. If the Sponsors or the Subordinated Lenders or any other person are required by any law or regulation to make any deduction or withholding (on account of tax (other than an Excluded Tax) or otherwise) from any payment for the account of any Lender or the Facility Agent, the relevant Sponsors or Subordinated Lenders shall, together with such payment, pay such additional amount as will ensure that such Lender or the Facility Agent receives (free and clear of any tax (other than an Excluded Tax) or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Sponsors and the Subordinated Lenders shall promptly forward to the Facility Agent copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.


11.        COSTS, CHARGES AND EXPENSES

           Each of the Sponsors and the Subordinated Lenders and the Borrower shall from time to time forthwith on demand pay to or reimburse the Facility Agent and the Lenders for:

           (a) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the Facility Agent or any Lender in connection with the preparation, execution and registration of any amendment to or extension of, or the giving of any consent or waiver in connection with this Deed; and

           (b) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the Facility Agent or any Lender in exercising any of its or their rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its or their rights hereunder or in defending any claims brought against it or them in respect of this Deed or in releasing or re-assigning this Deed upon payment of all monies hereby secured and until payment of the same in full, all such costs, charges and expenses shall be secured by this Deed.

           The liability of such Sponsor and each Subordinated Lender in respect of amounts due under this Clause 11 shall be borne severally by them in the proportions of their Relevant Percentages, provided, that in the event that any amount becomes payable to the Facility Agent and/or the Lenders under this Clause 11 solely by virtue of the action or inaction of certain only of the Sponsors or the Subordinated Lenders, those relevant Sponsors and/or Subordinated Lenders shall bear sole liability and responsibility in respect of such amount so payable and where there is more than one such Sponsor or Subordinated Lender, so liable and responsible, such liability and responsibility shall be borne jointly and severally among them. To the extent practicable, the Facility Agent shall consult the relevant Sponsor or Subordinated Lender and the Borrower before incurring any major expenditure.


12.        INDEMNITY

12.01 Sponsors' and Subordinated Lenders' General Indemnity. Each Sponsor and Subordinated Lender shall indemnify the Facility Agent and each Lender against all losses, liabilities, damages, costs and expenses incurred by it or them in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of that Sponsor or Subordinated Lender herein contained or in respect of any matter or thing done or omitted by it relating in any way whatsoever to the Subordinated Indebtedness of that Subordinated Lender.

12.02 Borrower's General Indemnity. The Borrower shall indemnify the Facility Agent and each Lender against all losses, liabilities, damages, costs and expenses incurred by it or them in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Sponsors, the Subordinated Lenders and the Borrower herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Subordinated Indebtedness.

12.03 Currency Indemnity. If an amount due to the Facility Agent from the Subordinated Lenders, the Sponsors and/or the Borrower in one currency (the "first currency") is received by the Facility Agent in another currency (the "second currency"), the obligations of Subordinated Lenders, the Sponsors and/or the Borrower, as the case may be, to the Facility Agent in respect of such amount shall only be discharged to the extent that the Facility Agent may purchase the first currency with the second currency in accordance with normal banking procedures. If the amount of the first currency which may be so purchased (after deducting any costs of exchange and any other related costs) is less than the amount so due, the relevant Subordinated Lender, Sponsor or the Borrower, as the case may be, shall indemnify the Facility Agent against the shortfall. This indemnity shall be an obligation of the Subordinated Lenders, Sponsors and the Borrower independent of and in addition to its other obligations under this Deed.

12.03 Payment and Security. The Facility Agent may retain and pay out of any money in the Facility Agent's hands all sums necessary to effect the indemnity contained in this Clause and all sums payable by the Sponsors, the Subordinated Lenders and the Borrower under this Clause shall form part of the monies hereby secured.


13.        FURTHER ASSURANCE

13.01 Further Assurance. Each of the Sponsors, the Subordinated Lenders and the Borrower shall at any time and from time to time (whether before or after the security hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Facility Agent may require over or in respect of the Subordinated Indebtedness to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Facility Agent's rights, benefits or obligations hereunder and the Sponsors, the Subordinated Lenders and the Borrower shall also give all notices, orders and directions which the Facility Agent may require.

13.02 Enforcement of Facility Agent's Rights. Each of the Sponsors, the Subordinated Lenders and the Borrower will do or permit to be done everything which the Facility Agent may from time to time require to be done for the purpose of enforcing the Facility Agent's rights hereunder and will allow the names of the Sponsors, the Subordinated Lenders and the Borrower (as the case may be) to be used as and when required by the Facility Agent for that purpose.


14.        EVIDENCE OF DEBT

           Any statement of account purporting to show an amount due from the Borrower under the Loan Agreement or any Security Document to which it is a party or from any Sponsor or Subordinated Lender under this Deed and signed as correct by a duly authorised officer of the Facility Agent shall, in the absence of manifest error, be conclusive evidence of the amount so due.


15.        SUSPENSE ACCOUNT

           The Facility Agent may place and keep any monies received by virtue of this Deed (whether before or after the insolvency, bankruptcy or liquidation of any of the Sponsors, Subordinated Lenders or the Borrower) to the credit of a suspense account for so long as the Facility Agent may think fit in order to preserve the rights of the

           Facility Agent or any Lender to sue or prove for the whole amount of its claims against the Sponsors, the Subordinated Lenders, the Borrower or any other person.


16.        WAIVER AND SEVERABILITY

           No failure or delay by the Facility Agent or any Lender in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.


17.        MISCELLANEOUS

17.01 Continuing Obligations. The liabilities and obligations of the Sponsors, the Subordinated Lenders and the Borrower under this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever, until full, proper and valid payment of the Secured Indebtedness.

17.02 Protective Clauses. Without limiting Clause 17.01, neither the liability of the Sponsors, the Subordinated Lenders or the Borrower nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:

           (a) the granting of any time or indulgence to the Borrower or any other person;

           (b) any variation or modification of the Loan Agreement, any of the Security Documents or any other document referred to therein;

           (c) the invalidity or unenforceability of any obligation or liability of the Borrower under the Loan Agreement or any of the Security Documents to which it is a party;

           (d) any invalidity or irregularity in the execution of the Loan Agreement or this Deed or any of the other Security Documents;

           (e) any deficiency in the powers of the Borrower to enter into or perform any of its obligations under the Loan Agreement or any of the Security Documents to which it is party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Borrower;

           (f) the insolvency, bankruptcy or liquidation or any incapacity, disability or limitation or any change in the constitution or status of the Borrower or any of the Sponsors or Subordinated Lenders;

           (g) any other Security Document, Charge, guarantee or other security or right or remedy being or becoming held by or available to the Facility Agent or any Lender or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Facility Agent or any Lender at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Facility Agent or any Lender may now or hereafter have from or against the Borrower or any other person;

           (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Borrower or any other person or any compromise, arrangement or settlement with any of the same;

           (i) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Sponsors and the Subordinated Lenders or the Borrower hereunder, and each of the Subordinated Lenders and Sponsors hereby consents to all acts and omissions of any Agent and the Lenders pertaining to the above.

17.03 Binding Nature of Deed. Each of the Sponsors and the Subordinated Lenders agrees to be bound by this Deed notwithstanding that any other person who was intended to sign or be bound by this Deed fails, for any reason, so to sign or be bound or that this Deed is for any reason invalid or unenforceable against such person.

17.04 Release of Sponsors/Subordinated Lenders. Without prejudice to the generality of Clause 17.02, the Facility Agent or any Lender may release any of the Sponsors and/or the Subordinated Lenders from liability under this Deed or vary or modify the obligations of or grant any time or indulgence to or make any other arrangements with any of the Sponsors and/or the Subordinated Lenders without affecting or discharging its rights against the other Sponsors and/or Subordinated Lenders.

17.05 Unrestricted Right of Enforcement. This Deed may be enforced without the Facility Agent or any Lender first having recourse to any other security or rights or taking any other steps or proceedings against the Sponsors, the Subordinated Lenders, the Borrower or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies obligations and liabilities hereby secured.

17.06 Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between the Facility Agent or any Lender and the Sponsors, the Subordinated Lenders or the Borrower, if any security, disposition or payment granted or made to the Facility Agent or any Lender in respect of the Secured Indebtedness by the Sponsors, the Subordinated Lenders, the Borrower or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Facility Agent shall be entitled hereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

17.07 Amendment. Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only be effective if made in writing and signed by the Facility Agent.


18.        ASSIGNMENT

18.01 The Sponsors, the Subordinated Lenders and the Borrower. Subject to Clause 7.03, none of the Sponsors, the Subordinated Lenders and the Borrower shall assign any of their rights hereunder.

18.02 The Lenders. The Lenders may assign or grant participations in all or any part of their rights under this Deed and make disclosures in accordance with the provisions of clause 22 of the Loan Agreement but as if references therein to the Borrower were references to the Sponsors, the Subordinated Lenders or the Borrower (as the case may be).


19.        NOTICES

19.01 Delivery. Each notice, demand or other communication to be given or made under this Deed shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by five (5) days' prior written notice specified to the other party):

           To the              AES China Holding Company (L) Limited
           Subordinated        c/o AES China Generating Co. Ltd.
                               9/F., Allied Capital Resources Building
                               32-38 Ice House Street
                               Central
                               Hong Kong

                               Fax Number: (852) 2530 1673
                               Attention : Jeffery A. Safford,
                                            Chief Financial Officer


                               Anhui Liyuan Electric Power Development
                                 Company Limited
                               No.415 Wuhu Road
                               Hefei
                               Anhui Province
                               People's Republic of China

                               Fax Number: (0551) 363 7642
                               Attention : Long Wen Ming/Suan Jie/Chen
                                           Liang Bao

                    China Power International Holding Limited
                    Suite 5306, 53/F, Central Plaza
                    18 Harbour Road
                    Wanchai
                    Hong Kong

                    Fax Number:       (852) 2802 3922
                    Attention :       Zhao Xin Yan/Wang Zi Chao


                    Wuhu Energy Development Company
                    Commercial Office Building
                    Huangshan West Road
                    Wuhu
                    Anhui Province
                    People's Republic of China

                    Fax Number:       (0553) 382 3224
                    Attention :       Zhai Dao Ping


  To the Borrower:  Wuhu Shaoda Electric Power Development Company Limited
                    Commercial Office Building
                    West Huangshan Road
                    Wuhu
                    Anhui Province
                    People's Republic of China

                    Fax Number:       (0553) 382 3224
                    Attention :       Zhai Dao Ping


  To the Facility   CCIC Finance Limited
  Agent:            38th Floor
                    Bank of China Tower
                    1 Garden Road
                    Central
                    Hong Kong

                    Telex Number:        61931
                    Answerback  :       CCICX HX
                    Fax Number  :       (852) 2877 2105
                    Attention   :       Loans Administration Department

19.02 Deemed Delivery. Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; (b) if given or made by telex, when despatched with confirmed answerback and (c) if given or made by fax, when despatched.

20.        GOVERNING LAW AND JURISDICTION

20.01 Law. This Deed and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of England.

20.02 Jurisdiction. Each of the Sponsors, the Subordinated Lenders and the Borrower agrees that any legal action or proceeding arising out of or relating to this Deed may be brought in the courts of England and irrevocably submits to the non-exclusive jurisdiction of such courts.

20.03 Process Agent. Each of the Sponsors, the Subordinated Lenders and the Borrower irrevocably appoints Messrs. Rowe & Maw (attention: Mr. Bernd Ratzke, Ref 26866/0001) of 20 Blackfriars Lane, London EC4V 6HT, England as their agent to receive and acknowledge on their behalf service of any writ, summons, order, judgment or other notice of legal process in England. If for any reason the agent named above (or its successor) no longer serves as agent of any Sponsor, Subordinated Lender or the Borrower for this purpose, the relevant Sponsor, Subordinated Lender or the Borrower (as the case may be) shall promptly appoint a successor agent satisfactory to the Facility Agent and notify the Facility Agent thereof provided that until the Facility Agent receives such notification, it shall be entitled to treat the agent named above (or its said successor) as the agent of such Sponsor, Subordinated Lender and/or the Borrower (as the case may be) for the purposes of this Clause. The Sponsors, the Subordinated Lenders and the Borrower agree that any such legal process shall be sufficiently served on them if delivered to such agent for service at its address for the time being in England whether or not such agent gives notice thereof to the Sponsors, the Subordinated Lenders and the Borrower.

20.04 No Limitation on Right of Action. Nothing herein shall limit the right of the Facility Agent and the Lenders to commence any legal action against the Sponsors, the Subordinated Lenders or the Borrower and/or their property in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

20.05 Waiver; Final Judgment Conclusive. Each of the Sponsors, the Subordinated Lenders and the Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of England as the venue of any legal action arising out of or relating to this Deed. The Sponsors, the Subordinated Lenders and the Borrower also agree that a final judgment against them in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of their indebtedness.

20.06 Waiver of Immunity. Each of the Sponsors, the Subordinated Lenders and the Borrower irrevocably waives any immunity to which it or its property may at any time be or become entitled, whether characterised as sovereign immunity or otherwise, from any set-off or legal action in England or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its property from attachment prior to judgment or from execution of a judgment.

IN WITNESS whereof the Sponsors, the Subordinated Lenders and the Borrower have executed this Deed on the day and year first above written.


THE SPONSORS AND THE SUBORDINATED LENDERS
-----------------------------------------

THE COMMON SEAL of                            )
AES CHINA HOLDING COMPANY                     )
(L) LIMITED                                   )  /s/Edward C. Hall, III
was hereunto affixed                          )  /s/Jeffery A. Safford
in the presence of:                           )

      [Signature Illegible]

EXECUTED as, and DELIVERED as, a Deed         )
by ANHUI LIYUAN ELECTRIC POWER                )
DEVELOPMENT COMPANY LIMITED                   )  [Signature Illegible]
                                              )
acting by its authorised signatory            )
in the presence of:                           )

      /s/David W. Platt
         David W. Platt
         Solicitor
         Hong Kong

THE COMMON SEAL of                            )
CHINA POWER INTERNATIONAL                     )
HOLDING LIMITED                               )  [Signature Illegible]
was hereunto affixed                          )
in the presence of:                           )

      /s/David W. Platt
         David W. Platt
         Solicitor
         Hong Kong

EXECUTED as, and DELIVERED as, a Deed         )
by WUHU ENERGY DEVELOPMENT                    )
COMPANY                                       )  [Signature Illegible]
acting by its authorised signatory            )
in the presence of:                           )

      /s/David W. Platt
         David W. Platt
         Solicitor
         Hong Kong

THE BORROWER
------------

EXECUTED as, and DELIVERED as, a Deed         )
by WUHU SHAODA ELECTRIC POWER                 )
DEVELOPMENT COMPANY LIMITED                   )
                                              )  [Signature Illegible]
acting by its authorised signatory            )
in the presence of:                           )

             /s/David W. Platt
                David W. Platt
                Hong Kong


THE FACILITY AGENT
------------------

SIGNED for and on behalf of                   )
CCIC FINANCE LIMITED                          )  [Signature Illegible]
by                                            )









TO ALL TO WHOM these presents shall come, I, MARK JONATHAN ROBERTS Notary Public by authority duly admitted and practising at do hereby certify that on the 14TH day of MAY 1996 at 4TH FLOOR ALEXANDRA HOUSE, HONG KONG aforesaid there personally came before me JEFFERY ATWOOD SAFFORD and EDWARD C. HALL III the subscribing witnesses to the foregoing instrument who declared and said that they were present and did see the affixation of the Common Seal of AES CHINA HOLDING COMPANY (L) LIMITED thereto in accordance with the Memorandum and Articles of Association of AES CHINA HOLDING COMPANY (L) LIMITED.

IN FAITH AND TESTIMONY whereof I have hereunto set my hand and seal of office at HONG KONG this 14TH day of MAY in the year one thousand nine hundred and ninety-SIX (1996).




                                                    /s/ Mark Roberts
                                                    -----------------------
                                                    Signature

                                                    Mark Jonathan Roberts
                                                    Notary Public
                                                    3rd - 6th Floors
                                                    Alexandra House
                                                    Hong Kong